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                               ARTHUR ANDERSEN LLP

                                                                   Exhibit 23



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-58862 on Form S-1 for HL Funding Company, Inc.

                                                   /s/ Arthur Andersen LLP





Hartford, Connecticut
April 6, 1995